SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 26, 2000

                                 FIBERCORE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          Nevada                    000-21823                 87-0445729
 -------------------------  -------------------------  ---------------------
      (STATE OR OTHER        (COMMISSION FILE NUMBER)  (I.R.S. EMPLOYER
        JURISDICTION OF                                IDENTIFICATION NO.)
         INCORPORATION)

           253 Worcester Road, P.O. Box 180
                     Charlton, MA                              01507
 -----------------------------------------------------  -------------------
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)

       Registrant's telephone number, including area code (508) 248-3900

                                 Not Applicable
         ------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5. OTHER EVENTS.


     The Registrant executed a $10 million, five-year loan agreement with Fleet National Bank ("Fleet"), dated as of December 20, 2000, and which closed on December 26, 2000 (the "Loan Agreement"). The Registrant intends to apply $2 million of the proceeds obtained pursuant to the Loan Agreement toward completing the financing of a new $25 million multi-mode facility in Jena, Germany, designed to double the capacity of the existing Jena plant. The Registrant intends to use the remainder of the proceeds to partially finance expansion of the Xtal manufacturing facility.

     The Registrant's repayment obligations under the Loan Agreement are guaranteed (the "Guaranty") by Tyco International Group S.A. ("TIGSA"), a wholly-owned subsidiary of Tyco International Ltd. In connection with the Guaranty, the Registrant issued to TIGSA one share of the Registrant's Series A Preferred Stock entitling TIGSA to the rights and privileges set forth in the Designations of Rights Privileges and Preferences of Series A Preferred Stock attached hereto as Exhibit 4.1. In the event of a breach of certain covenants set forth in the Guarantor Indemnification Agreement attached hereto as Exhibit 10.6, TIGSA's ownership of the share entitles TIGSA to elect a number of individuals to the Registrant's board of directors sufficient to give TIGSA control of the board until the Guarantor Indemnification Agreement terminates.

     The Registrant's obligations under the Loan Agreement are unsecured, provided that in the event of an Event of Default under the Loan Agreement or in the event TIGSA's credit rating drops below a certain threshold, Fleet may trigger the attachment of a security interest in, among other things, certain intellectual property rights owned by the Registrant and in the shares of capital stock of the Registrant's subsidiaries.

     On January 8, 2001, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1.

EXHIBIT NUMBER    DESCRIPTION

Exhibit 3.1    Amendments to Bylaws of Registrant, adopted December 18, 2000.

Exhibit 4.1 Designations of Rights Privileges and Preferences of Series A Preferred Stock of Registrant, dated as of December 19, 2000.

Exhibit 10.1 Loan Agreement between the Registrant and Fleet National Bank, dated as of December 20, 2000.*

Exhibit 10.2 Revolving Credit Note executed by Registrant in favor of Fleet National Bank, dated as of December 20, 2000.*

Exhibit 10.3 Limited Guaranty by Tyco International S.A., dated as of December 20, 2000.*

Exhibit 10.4 Pledge and Security Agreement between the Registrant and Fleet National Bank, dated as of December 20, 2000.*

Exhibit 10.5 Collateral Assignment of Patents and Trademarks and Security Agreement between the Registrant and Fleet National Bank, dated as of December 20, 2000.*

Exhibit 10.6 Guarantor Indemnification Agreement among Tyco International Group S.A., the Registrant, Mohd Aslami, Charles DeLuca and Steven Phillips, dated as of December 20, 2000.*

Exhibit 99.1   Press Release of the Registrant, dated January 8, 2001.

* closed on December 26, 2000.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                       FIBERCORE, INC.



                                       By:/s/ Steven Phillips
                                          -----------------------------------
                                          Name:   Steven Phillips
                                          Title:  Interim Chief Financial
                                                  Officer
Date:  January 10, 2001